Monteagle
Value Fund

Summary Prospectus

December 21, 2018

Class I Shares: MVRGX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.monteaglefunds.com. You can also get this information at no cost by calling (888) 263-5593 or by sending an e-mail request to mwhite@nashcap.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY

Investment Objective

The investment objective of the Monteagle Value Fund (the “Fund”) is long term growth of capital.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.13%
Acquired Fund Fees and Expenses [1]	0.01%
Total Annual Fund Operating Expenses [1]	1.34%

[1]

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments in investment companies and other pooled investment vehicles.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Monteagle Value Fund –  Summary Prospectus -  Page 1

1 Year	3 Years	5 Years	10 Years
$136	$425	$734	$1,613

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

A long-term (or “buy and hold”) approach is used to manage the Fund’s portfolio. The Fund invests primarily in common stocks of small, medium and large capitalization U.S. companies (those with market capitalizations of $1 billion or more) that are believed to be undervalued based on value characteristics, such as lower relative price valuations, above average earnings per share growth and higher dividend yields compared to the S&P 500 Index®. A stock will be sold when it is no longer undervalued or when the fundamentals of the company that affect revenue and profitability have changed significantly, either in a positive or negative direction.

It is the Fund’s policy to limit investment in any one industry or group of related industries to no more than 25% of the portfolio. In light of and subject to that limitation, the Fund may make significant investments in certain industries or group of industries from time to time. For example, the Fund is currently below the limitation but has a significant position in the basic materials and industrial sectors, which may change in the near or distant future. It is not the intent of the Fund to be a sector fund.

Principal Investment Risks

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks:

Investment Selection Risk. The Fund’s ability to achieve its investment objective is dependent on the Sub-adviser’s ability to identify profitable investment opportunities for the Fund.

Company Risk. The Fund might decrease in value in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Volatility Risk. Common stocks tend to be more volatile than other investment choices. Because the Fund will emphasize various industries, the value of your shares is likely to be more volatile than a fund that invests in a broader range of industries.

Portfolio Turnover Risk. Generally, the Fund intends to invest for long-term purposes.

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However, the Fund’s rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Sub-adviser believes that portfolio changes are necessary or appropriate. Periods of portfolio “repositioning” may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Small and Mid-Capitalization Risk. The Fund may invest in mid-capitalization companies which involve greater risks than those associated with larger, more established companies. Smaller companies may be subject to more abrupt or erratic price movements, for reasons including that the stocks are generally traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects.

Sector Risk. While the Fund will not concentrate its investments in any one industry or group of related industries by investing more than 25% of the portfolio, the Fund may make significant investments in certain sectors or group of sectors within a particular industry or industries from time to time.

Basic Materials Risk. The Fund has a significant position in the basic materials sector. Basic materials companies are commodity producers, and customers’ decisions are made primarily on price. Commodity prices, driven by the intersection of supply and demand, are a key determinant of these companies’ earnings. Commodities, and the basic materials sector, are vulnerable to adverse movements in prices and exchange rates. Additionally, this sector may be affected by geopolitical changes and relations.

Industrial Sector Risk. The Fund has a significant position in the industrial sector. Companies in the industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Value Style Risk. The Fund invests in a style that emphasizes “value stocks”. The market may not agree with the determination that a stock is undervalued, and the stock’s price may not increase to what the Fund’s investment adviser or Sub-adviser believes is its full value. It may even decrease in value.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program.

Performance

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 Monteagle Value Fund –  Summary Prospectus -  Page 3

The following chart shows the total return of the Fund for the past ten full calendar years for periods subsequent to the effective date of the Fund’s registration statement.

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
-40.78%
36.79%
15.88%
-4.31%
11.52%
32.44%
3.53%
-9.25%
26.47%
10.20%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

The Fund’s Institutional Class Shares year-to-date total return through September 30, 2018 was 5.51%.

During the period shown in the bar chart, the highest quarterly return was 15.30% (for the quarter ended September 30, 2009) and the lowest return was -27.28% (for the quarter ended December 31, 2008).

Average Annual Total Returns
For the Period ended December 31, 2017

The table that follows shows how the Fund’s average annual total returns compare to those of the S&P 500 Index® and the Russell 2000 Value Index®. The Russell 2000 Value Index®, which tracks stocks in the Russell 2000 Index® with lower price-to-book ratios and lower forecasted growth values, is provided as a supplemental benchmark because is it reflective of the market for value stocks in which the Fund invests. The table also presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Monteagle Value Fund –  Summary Prospectus -  Page 4

Monteagle Value Fund	1 Year	5 Years	10 Years[1,2]
Institutional Class Return Before Taxes	10.20%	11.64%	5.68%
Institutional Class Return After Taxes on Distributions	9.45%	9.55%	4.09%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	5.74%	8.63%	4.06%
S&P 500 Index®
(reflects no deduction for fees, expenses, or taxes)	21.89%	15.79%	8.49%
Russell 2000 Value Index®
(reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%

[1]	Includes returns of the Unified Predecessor Fund.

Investment Adviser and Sub-Adviser

Nashville Capital Corporation is the investment adviser to the Fund. Robinson Investment Group, Inc. is the investment Sub-adviser to the Fund.

Portfolio Managers

●	Russell L. Robinson, President of the sub-adviser, has managed the Fund since inception.

Purchase and Sale of Fund Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (Monteagle Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147) or by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum investment for the Fund is $50,000 and there is no subsequent minimum investment. To open an Individual Retirement Account (IRA), contact the Transfer Agent at (888) 263-5593.

Tax Information

You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Monteagle Value Fund –  Summary Prospectus -  Page 5